                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22043

                  Van Kampen Dynamic Credit Opportunities Fund
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
               (Address of principal executive offices) (Zip code)

                                 Jerry W. Miller
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/08

Item 1. Reports to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Dynamic Credit Opportunities Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of July 31, 2008.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

       AN INVESTMENT IN SENIOR LOANS IS SUBJECT TO CERTAIN RISKS SUCH AS LOAN DEFAULTS AND ILLIQUIDITY DUE TO INSUFFICIENT COLLATERAL BACKING.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 7/31/08

DYNAMIC CREDIT OPPORTUNITIES FUND
SYMBOL: VTA
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (6/26/07)            -8.26%       -24.40%

1-year                               -6.82        -25.46
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the fund's dividend reinvestment plan, and sale of all shares at the end of the period.

Fund Report

FOR THE 12-MONTH PERIOD ENDED JULY 31, 2008

MARKET CONDITIONS

The U.S. economic picture weakened over the course of the 12-month reporting period as the pace of growth slowed while inflationary pressures, particularly rising food and oil prices, began to grow. These factors, coupled with the declining housing market, weighed on consumers and translated into slower earnings growth for many corporate borrowers in the senior loan market as demand for their products and services declined. At the same time, the dislocations stemming from the problems in the subprime mortgage sector permeated the capital markets, leading to a significant contraction in credit and liquidity and considerable losses for many financial firms.

The Federal Reserve (the "Fed") took several steps to help support both the economy and market liquidity, including reducing the target federal funds rate a total of 325 basis points during the period, bringing the rate to 2.0 percent by the end of April. In the final months of the period the Fed held rates steady in an effort to limit inflationary pressures, although concerns of an economic recession remained.

In the aggregate, it was a volatile and challenging period for the financial markets. The uncertain environment prompted many investors to shun riskier assets, which resulted in diminished performance for most sectors of the market. The senior loan market faced additional challenges. While demand for senior loans was declining, the supply of loans coming to market--particularly in the fourth quarter of 2007--was rising, creating a technical demand/supply imbalance that put considerable pressure on prices, which reached a low for the period in March. Tighter lending standards and increased selling by retail and relative value investors also contributed to price declines. In April, the technical picture began to improve as large underwriting banks made substantial progress working down the inventory of underwritten but not yet syndicated leveraged loans while low loan prices attracted new money into the asset class from private equity and credit opportunity funds. As a result, loan prices rose, reaching their highest level for the calendar year so far in mid-June. At the end of June, however, the market reversed course again due in large part to concerns about underlying credit fundamentals amid negative news regarding the auto industry and mortgage lenders Fannie Mae (FNMA) and Freddie Mac (FHLMC). Although the default rate in the senior loan market increased to approximately three percent by period end, it still remained below the historical average. Given the weaker economic outlook, we anticipate defaults may continue to rise, but we believe the senior loan asset class remains compelling due to the senior secured nature of loans and their attractive current yields.

PERFORMANCE ANALYSIS

The Fund's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the 12 months ended July 31, 2008, the Fund returned -25.46 percent on a market price basis and -6.82 percent on an NAV basis.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED JULY 31, 2008

-----------------------------------
      BASED ON     BASED ON
        NAV      MARKET PRICE

       -6.82%      -25.46%
-----------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

Over the course of the period we positioned the portfolio defensively, generally avoiding sectors or industries that we believe are vulnerable to cyclical economic downturns. For example, the Fund remained underweighted in the auto and airline industries because of their susceptibility to high fuel prices. As of the end of the reporting period, approximately 35 percent of the Fund's investments, including credit derivatives, were allocated internationally, primarily in Europe, and continued to be managed by Van Kampen's subadvisor, Avenue Capital. This exposure to non-dollar assets was entirely hedged into U.S. dollars, effectively eliminating currency risk in the portfolio.

We began to opportunistically deploy leverage during the period in an effort to enhance the Fund's yield. This involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans adjusts to changes in interest rates, as do the rates which determine the Fund's borrowing costs. (Similarly, should short-term rates fall, borrowing costs would also decline.)

The Fund continued to have limited exposure to distressed securities. With default rates still low and credit quality generally strong, there have been few opportunities to buy distressed debt where, in our view, the return potential sufficiently compensated us for the risk involved. However, as we move through this economic cycle we expect defaults may rise and opportunities in distressed debt to increase. Should this occur, we may reposition the Fund to take advantage of these opportunities.

Although it has been a difficult period, we believe it has created attractive investment opportunities. Loans coming to market today are offering better spreads and stronger credit structures than we have seen in the past few years. These more investor-friendly terms may lead to attractive risk/reward characteristics for investors going forward. Current prices and yields in the secondary market also may offer compelling opportunities. In addition, merger and acquisition activity continues, which has historically meant continued deal flows for senior secured lenders. Overall, we believe the value in the senior loan market remains compelling and because we are able to dynamically adjust the portfolio investment mix to take advantage of opportunities as they arise, we believe we have the ability to deliver competitive returns to our investors over the economic cycle.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

SUMMARY OF INVESTMENT BY INDUSTRY CLASSIFICATION AS OF 7/31/08
Printing & Publishing                                             8.9%
Hotels, Motels, Inns & Gaming                                     5.9
Broadcasting--Cable                                               5.7
Beverage, Food & Tobacco                                          5.6
Chemical, Plastics & Rubber                                       5.4
Containers, Packaging & Glass                                     5.3
Telecommunications--Equipment & Services                          4.7
Buildings & Real Estate                                           4.4
Finance                                                           4.4
Non-Durable Consumer Products                                     3.9
Telecommunications--Wireless                                      3.3
Retail--Stores                                                    3.1
Entertainment & Leisure                                           3.0
Healthcare                                                        3.0
Transportation--Cargo                                             2.7
Electronics                                                       2.5
Broadcasting--Television                                          2.4
Automotive                                                        2.2
Mining, Steel, Iron & Non-Precious Metals                         2.1
Business Equipment & Services                                     2.0
Utilities                                                         1.9
Insurance                                                         1.8
Medical Products & Services                                       1.6
Retail--Specialty                                                 1.4
Broadcasting--Radio                                               1.3
Construction Material                                             1.2
Education & Child Care                                            1.1
Home & Office Furnishings, Housewares & Durable Consumer
  Products                                                        0.9
Paper & Forest Products                                           0.9
Telecommunications--Local Exchange Carriers                       0.8
Health & Beauty                                                   0.8
Broadcasting--Diversified                                         0.7
Aerospace & Defense                                               0.6
Machinery                                                         0.6
Retail--Oil & Gas                                                 0.5
Restaurants & Food Service                                        0.4
Textiles & Leather                                                0.4
Ecological                                                        0.4
Transportation--Personal                                          0.4
Diversified Manufacturing                                         0.3
Natural Resources                                                 0.3
Farming & Agriculture                                             0.3
Pharmaceuticals                                                   0.1
                                                                -----
Total Long-Term Investments                                      99.2
Total Short Term Investments                                      0.8
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

PORTFOLIO MANAGEMENT CHANGES

       Van Kampen Dynamic Credit Opportunities Fund is managed by members of the Adviser's Senior Loan Group, which currently includes Howard Tiffen, Senior Adviser of the Adviser, Philip Yarrow, Executive Director and portfolio manager of the Adviser, Gerard Fogarty, Vice President and assistant portfolio manager of the Adviser, and Jeffrey Scott, Vice President and assistant portfolio manager of the Adviser. Mr. Yarrow, who previously managed the Fund with Christina Jamieson, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Tiffen is currently associated with the Adviser and members of the Senior Loan Group in a senior adviser capacity.

       Mr. Yarrow joined the Adviser in 2005 and began managing the Fund in June 2007. Mr. Yarrow has over 13 years of investment experience. Prior to joining the Adviser, Mr. Yarrow was a credit analyst and a portfolio manager at Bank One/JPMorgan. Mr. Yarrow received a bachelor's degree in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University. Mr. Yarrow also holds the Chartered Financial Analyst designation.

       Mr. Fogarty joined the Adviser in 2007 and began managing the Fund in July 2008. Mr. Fogarty has approximately 11 years of investment experience. From 2003 to 2007 and prior to joining the Adviser, Mr. Fogarty was employed by JPMorgan and held a number of positions including Director in the financial institutions group, and, most recently as a Credit Executive in the commercial real estate group. Prior to joining JPMorgan, Mr. Fogarty was employed as an Associate in the financial institutions group at Bank of America. Mr. Fogarty received a B.S. from Indiana University and an M.B.A. from the University of Chicago Graduate School of Business.

       Mr. Scott joined the Adviser in 2005 and began managing the Fund in July 2008. Mr. Scott has approximately 18 years of investment industry experience. Prior to joining the Adviser, Mr. Scott was employed by State Farm Insurance Companies where he served as an Assistant Vice President in the Mutual Fund Group responsible for product development and strategy as well as a Regional Vice President for Sales for the Financial Services Division. Mr. Scott received a B.S. from Elmhurst College and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Scott also holds the Chartered Financial Analyst designation.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             VARIABLE RATE** SENIOR LOAN INTERESTS  119.4%
             AEROSPACE & DEFENSE  0.9%
$    4,455   Decrane Aircraft Holdings,
             Inc., Term Loan..............      5.54%             02/21/13        $    4,121,293
     2,242   IAP Worldwide Services, Inc.,
             Term Loan (a)................      8.25              12/30/12             1,804,615
     1,973   Sequa Corp., Term Loan.......  5.92 to 6.06          12/03/14             1,870,610
     3,000   Wesco Aircraft Hardware
             Corp., Term Loan.............      8.56              03/28/14             2,930,625
                                                                                  --------------
                                                                                      10,727,143
                                                                                  --------------
             AUTOMOTIVE  3.2%
     2,571   Delphi Corp., Term Loan......      7.25              12/31/08             2,562,912
    27,904   Ford Motor Co., Term Loan....      5.46              12/15/13            22,044,123
     4,564   Metokote Corp., Term Loan....  5.47 to 5.80          11/27/11             4,290,347
     1,333   Navistar International Corp.,
             Revolving Credit Agreement...  5.90 to 6.05          01/19/12             1,238,333
     3,667   Navistar International Corp.,
             Term Loan....................  6.05 to 6.29          01/19/12             3,405,417
     1,012   Precision Partners, Inc.,
             Term Loan....................      10.00             10/27/13               999,668
     3,221   Textron Fastening Systems,
             Term Loan....................      6.30              08/11/13             3,027,998
                                                                                  --------------
                                                                                      37,568,798
                                                                                  --------------
             BEVERAGE, FOOD & TOBACCO  8.2%
    10,939   Birds Eye Foods Investments,
             Inc., Term Loan (a)..........      7.17              07/11/12            10,091,142
     4,812   Coleman Natural Foods, LLC,
             Term Loan....................  6.96 to 8.50          08/22/12             4,343,028
     8,907   Culligan International Co.,
             Term Loan....................      4.71              11/24/12             6,257,417
    13,943   Dole Food Co., Inc., Term
             Loan.........................  4.50 to 6.00          04/12/13            12,891,843
    10,000   DSW Holdings, Inc., Term
             Loan.........................      6.47              03/07/12             8,700,000
    12,000   Farley's & Sathers Candy Co.,
             Inc., Term Loan.............. 10.86 to 11.12         03/24/11            11,430,000
 kr 27,307   Findus AB, Term Loan
             (Sweden).....................  7.38 to 7.88    03/23/15 to 03/23/16       4,465,430
  E  3,185   Foodvest, Ltd. AB, Term Loan
             (Sweden).....................  7.24 to 7.74    03/23/15 to 03/23/16       4,918,324
     5,000   FSB Holdings, Inc., Term
             Loan.........................      8.44              03/29/14             4,350,000
  E  1,977   Iglo Birds Eye, Term Loan
             (United Kingdom).............  6.55 to 7.39    12/31/14 to 12/31/15       2,976,105
  E  3,594   Panrico, Inc., Term Loan
             (Spain)......................  7.27 to 7.64    05/31/14 to 05/31/15       5,368,766

See Notes to Financial Statements                                              9

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             BEVERAGE, FOOD & TOBACCO (CONTINUED)
$    1,974   Pierre Foods, Inc., Term Loan
             (b)..........................      6.97%             06/30/10        $    1,573,965
    16,845   Pinnacle Foods Finance, LLC,
             Term Loan....................  5.21 to 5.56          04/02/14            15,427,138
     3,000   Van Houtte, Inc., Term Loan
             (Canada).....................      8.30              01/19/15             2,625,000
                                                                                  --------------
                                                                                      95,418,158
                                                                                  --------------
             BROADCASTING--CABLE  5.4%
    22,629   Charter Communications
             Operating, LLC, Term Loan....  4.67 to 5.30    03/06/14 to 09/06/14      19,593,166
    12,690   CSC Holdings, Inc., Term
             Loan.........................      3.46              02/24/12            11,975,953
     1,489   CW Media Holdings, Inc., Term
             Loan (Canada)................      6.05              02/15/15             1,425,478
  E 17,600   Kabel Baden-Wuerttemburg,
             Term Loan (Germany)..........  7.38 to 7.88    06/09/14 to 06/09/15      25,342,894
     4,972   Knology, Inc., Term Loan.....      5.04              06/30/12             4,624,337
                                                                                  --------------
                                                                                      62,961,828
                                                                                  --------------
             BROADCASTING--DIVERSIFIED  1.0%
     7,875   Alpha Topco Ltd., Term Loan
             (United Kingdom).............  4.71 to 6.63    12/31/13 to 06/30/14       7,130,533
       997   Cumulus Media, Inc., Term
             Loan.........................      4.21              06/11/14               861,140
     3,576   NEP II, Inc., Term Loan......      5.05              02/16/14             3,244,849
                                                                                  --------------
                                                                                      11,236,522
                                                                                  --------------
             BROADCASTING--RADIO  2.0%
     1,882   CMP KC, LLC, Term Loan.......      6.50              05/05/11             1,223,078
     5,111   CMP Susquehanna Corp., Term
             Loan.........................      4.49              05/05/13             4,216,791
     7,955   Emmis Operating Co., Term
             Loan.........................  4.46 to 4.80          11/01/13             7,025,325
     1,963   Multicultural Radio
             Broadcasting, Inc., Term
             Loan.........................      5.42              12/18/12             1,787,671
     1,984   Nextmedia Operating, Inc.,
             Term Loan....................      6.46              11/15/12             1,820,014
     4,511   Nextmedia Operating, Inc.,
             Term Loan (a)................      10.46             11/15/13             3,609,100
     3,974   Spanish Broadcasting Systems,
             Inc., Term Loan..............      4.56              06/11/12             3,119,861
                                                                                  --------------
                                                                                      22,801,840
                                                                                  --------------

 10                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             BROADCASTING--TELEVISION  3.6%
$    3,000   FoxCo Acquisition, LLC, Term
             Loan.........................      7.25%             07/14/15        $    2,955,000
    11,654   New Vision Television, Term
             Loan.........................  5.69 to 9.19    11/01/13 to 11/01/14       9,392,886
     3,070   Newport Television, LLC, Term
             Loan.........................      8.00              09/14/16             2,897,610
    31,541   Univision Communications,
             Inc., Term Loan..............  4.71 to 5.05    03/29/09 to 09/29/14      26,110,896
                                                                                  --------------
                                                                                      41,356,392
                                                                                  --------------
             BUILDINGS & REAL ESTATE  3.1%
     2,000   El Ad IDB Las Vegas, LLC,
             Term Loan....................      6.46              02/10/09             1,850,000
     7,479   Ginn LA CS Borrower, LLC,
             Term Loan (a) (c)............  5.97 to 13.50   06/08/11 to 06/08/12       2,157,988
     3,533   Kuilima Resort Co., Term Loan
             (c) (g)...................... 19.46 to 27.48   10/01/08 to 09/30/11         430,338
     5,000   Kyle Acquisition Group, LLC,
             Term Loan (c)................      6.00        07/20/09 to 07/20/11       1,737,500
    15,492   Lake at Las Vegas Joint
             Venture, LLC, Term Loan (a)
             (b) (c)......................      16.10             06/20/12             3,098,429
     3,000   Lake at Las Vegas Joint
             Venture, LLC, Term Loan (b)
             (d)..........................      12.00             03/17/08             3,000,000
     1,806   Lake Las Vegas Resort,
             Revolving Credit Agreement
             (a) (b) (c)..................      16.10             06/20/12               361,111
     2,690   Landsource Communities
             Development, LLC, Term Loan
             (a) (b) (c)..................      8.25              05/31/09             1,856,299
     3,000   Metroflag BP, LLC, Term
             Loan.........................      11.46             07/06/09             2,475,000
     2,000   North Las Vegas, Term Loan...      10.71             05/30/12               600,000
     4,994   Pivotal Promontory, LLC, Term
             Loan (b) (c).................  8.75 to 10.50   08/31/10 to 08/31/11       2,540,521
     2,970   Realogy, Term Loan...........      5.46              10/10/13             2,442,825
     3,936   Re/Max International, Inc.,
             Term Loan....................      6.29              12/17/12             3,463,289
     4,582   Rhodes Ranch General
             Partnership, Term Loan (a)... 10.30 to 11.55   11/21/10 to 11/21/11       2,454,703
     1,655   Shea Capital I, LLC, Term
             Loan.........................  4.46 to 5.00          10/27/11             1,174,780
     2,338   Shea Mountain House, LLC,
             Term Loan....................      4.46              05/11/11             1,800,547

See Notes to Financial Statements                                             11

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             BUILDINGS & REAL ESTATE (CONTINUED)
$    2,000   Standard Pacific Corp., Term
             Loan.........................      4.47%             05/05/13        $    1,643,334
     2,496   Tamarack Resorts, LLC, Term
             Loan (c).....................      8.05              05/19/11             1,647,506
     1,499   WCI Communities, Inc, Term
             Loan.........................      7.72              12/23/10             1,363,963
                                                                                  --------------
                                                                                      36,098,133
                                                                                  --------------
             BUSINESS EQUIPMENT & SERVICES  2.9%
     2,978   GSI Group, Term Loan.........      5.65              08/01/14             2,739,300
     2,000   HydroChem Industrial
             Services, Inc., Term Loan....      8.47              07/12/14             1,950,000
     3,934   NCO Financial Systems, Term
             Loan.........................  6.89 to 7.06          05/15/13             3,827,894
     6,890   RGIS Services, LLC, Term
             Loan.........................  4.96 to 5.30          04/30/14             5,753,318
     3,965   SMG Holdings, Inc., Term
             Loan.........................  5.63 to 6.19          07/27/14             3,727,065
    16,806   Nielsen Finance, LLC., Term
             Loan.........................      4.73              08/09/13            15,663,309
                                                                                  --------------
                                                                                      33,660,886
                                                                                  --------------
             CHEMICAL, PLASTICS & RUBBER  7.6%
     5,809   Arizona Chemical Co., Term
             Loan.........................      4.64        02/28/13 to 02/28/14       4,604,735
  E 10,757   Borsodchem, Term Loan
             (Hungary)....................  6.98 to 7.48    09/19/14 to 09/09/15      14,769,866
     5,000   Brenntag Holdings, GMBH & Co.
             KG, Term Loan (Germany)......      7.07              07/17/15             4,075,000
     4,927   Fibervisions Delaware Corp.,
             Term Loan....................      7.05              03/31/13             3,695,030
     9,271   Foamex L.P., Term Loan.......  6.04 to 7.54    02/12/13 to 02/12/14       6,688,652
    10,430   Hexion Specialty Chemicals,
             Inc., Term Loan..............  5.00 to 5.06          05/05/13             9,099,761
  E  2,970   Ineos Group Holdings, Plc,
             Term Loan (United Kingdom)...  7.24 to 7.74    12/23/13 to 12/23/14       3,903,227
     4,156   Lyondell Chemical Co., Term
             Loan.........................      7.00              12/20/14             3,492,406
     1,250   Lyondell Chemical Co.,
             Revolving Credit Agreement...      5.97              12/30/13               968,750
  E 15,572   Momentive Performance, Term
             Loan.........................      6.71              12/14/13            21,102,395
     5,000   PQ Corp., Term Loan..........  5.92 to 6.05          07/30/14             4,701,565
     1,194   Solutia, Inc., Term Loan.....      8.50              02/28/14             1,138,405

 12                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             CHEMICAL, PLASTICS & RUBBER (CONTINUED)
$    4,975   Univar, Inc., Term Loan......      5.80%             10/11/14        $    4,578,557
    14,000   Wellman, Inc., Term Loan (b)
             (c)..........................  7.24 to 9.99    02/10/09 to 02/10/10       4,900,000
                                                                                  --------------
                                                                                      87,718,349
                                                                                  --------------
             CONSTRUCTION MATERIAL  1.6%
     3,734   Axia, Inc., Term Loan (a)....      17.95             12/21/12             2,800,270
     2,449   Beacon Sales Acquisition,
             Inc., Term Loan..............  4.65 to 4.78          09/30/13             2,203,915
     6,948   Building Materials Corp. of
             America, Term Loan...........  5.44 to 8.25    02/22/14 to 09/15/14       5,840,739
     2,935   Building Materials Holding,
             Corp., Term Loan.............  7.30 to 7.50          11/10/11             2,289,103
     3,990   Contech Construction
             Products, Inc., Term Loan....  4.47 to 4.77          01/31/13             3,491,054
     2,000   Custom Building Products,
             Inc., Term Loan..............      7.80              04/29/12             1,590,000
       966   United Subcontractors, Inc.,
             Term Loan....................  5.79 to 6.14          12/27/12               590,533
                                                                                  --------------
                                                                                      18,805,614
                                                                                  --------------
             CONTAINERS, PACKAGING & GLASS  2.3%
     3,119   Anchor Glass Container Corp.,
             Term Loan....................      7.75              06/20/14             3,066,414
     8,957   Berlin Packaging, LLC, Term
             Loan.........................  5.46 to 9.46    08/17/14 to 08/17/15       8,150,251
     3,960   Berry Plastics Group, Inc.,
             Term Loan....................      4.78              04/03/15             3,497,439
     4,400   Berry Plastics Group, Inc.,
             Term Loan (a)................      9.04              06/05/14             2,640,024
     5,977   Consolidated Container Co.,
             LLC, Term Loan...............  4.71 to 8.30    03/28/14 to 09/28/14       3,805,277
       688   Graphic Packaging
             International, Inc.,
             Revolving Credit Agreement...  2.25 to 5.04          05/16/13               639,375
     2,492   Solo Cup, Co., Term Loan.....  5.97 to 6.14          02/27/11             2,435,248
     2,970   Unifrax Corp., Term Loan.....      4.75              05/02/13             2,806,291
                                                                                  --------------
                                                                                      27,040,319
                                                                                  --------------
             DIVERSIFIED MANUFACTURING  0.5%
     6,794   Euramax International, Inc.,
             Term Loan (g)................  8.00 to 10.79   06/29/12 to 06/29/13       5,642,984
                                                                                  --------------

See Notes to Financial Statements                                             13

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             ECOLOGICAL  0.6%
$   10,250   Synagro Technologies, Inc.,
             Term Loan....................      7.44%             10/02/14        $    7,021,250
       167   Waste Services, Inc., Term
             Loan.........................      5.15              03/31/11               165,623
                                                                                  --------------
                                                                                       7,186,873
                                                                                  --------------
             EDUCATION & CHILD CARE  1.6%
     3,000   Bright Horizons Family
             Solutions, Inc., Term Loan...      7.50              05/28/15             2,959,689
     9,925   Cengage Learning Holdings II,
             Term Loan....................      4.96              07/05/14             8,794,483
       500   Educate Services, Inc., Term
             Loan.........................      8.06              06/14/14               422,500
     1,995   Education Management Corp.,
             Term Loan....................      4.56              06/01/13             1,832,020
     5,000   Nelson Education Ltd., Term
             Loan (Canada)................      8.80              07/05/15             4,175,000
                                                                                  --------------
                                                                                      18,183,692
                                                                                  --------------
             ELECTRONICS  3.7%
     2,978   Ax Acquisition Corp., Term
             Loan.........................      6.44              08/15/14             2,754,187
     4,000   Dealer Computer Services,
             Inc., Term Loan..............      8.30              10/26/13             3,710,000
     9,271   Edwards (Cayman Islands II)
             Ltd, Term Loan...............  4.64 to 8.39    05/31/14 to 11/30/14       6,833,993
     2,977   Infor Enterprise Solutions
             Holdings, Inc., Term Loan....      6.55              07/28/12             2,486,023
     5,949   Kronos, Inc., Term Loan......  5.05 to 8.55    06/11/14 to 06/11/15       5,270,185
     7,920   Open Solutions, Inc., Term
             Loan.........................      5.15              01/23/14             7,028,835
     4,930   Stratus Technologies, Inc.,
             Term Loan....................      6.55              03/29/11             3,894,382
     4,975   Sungard Data Systems, Inc.,
             Term Loan....................      4.51              02/28/14             4,702,370
     5,377   Verint Systems, Inc., Term
             Loan.........................      5.87              05/25/14             4,892,846
     1,985   X-Rite, Inc., Term Loan......      9.50              10/24/12             1,707,100
                                                                                  --------------
                                                                                      43,279,921
                                                                                  --------------
             ENTERTAINMENT & LEISURE  4.4%
     4,963   Bushnell, Inc., Term Loan....      6.55              08/24/13             4,664,750
     4,371   Fender Musical Instruments
             Corp., Term Loan.............  5.05 to 5.17          06/09/14             4,042,867
    10,153   Metro-Goldwyn-Mayer Studios,
             Inc., Term Loan..............      6.05              04/08/12             7,792,478
    36,988   Metro-Goldwyn-Mayer Studios,
             Inc., Term Loan (e)..........      6.05              04/08/12            28,388,495

 14                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             ENTERTAINMENT & LEISURE (CONTINUED)
$    4,949   Panavision, Inc., Term
             Loan.........................  6.15 to 6.30%         03/30/11        $    4,207,073
     2,486   True Temper Sports, Inc.,
             Term Loan....................  5.89 to 6.05          03/15/11             2,261,902
                                                                                  --------------
                                                                                      51,357,565
                                                                                  --------------
             FARMING & AGRICULTURE  0.4%
     5,000   Wm. Bolthouse Farms, Inc.,
             Term Loan....................      8.30              12/16/13             4,775,000
                                                                                  --------------

             FINANCE  6.4%
     4,557   C.G. JCF Corp., Term Loan....      5.81              08/01/14             4,283,617
     2,537   DCS Business Services, Inc.,
             Term Loan....................      8.50              02/04/11             2,258,039
     3,990   Dollar Financial Group, Inc.,
             Term Loan....................      5.56              10/30/12             3,391,371
    20,847   First Data Corp., Term
             Loan.........................  5.21 to 5.55          09/24/14            19,224,421
  E 14,888   First Data Corp., Term
             Loan.........................      7.71              09/28/14            20,958,105
     6,282   National Processing Company
             Group, Term Loan.............  5.47 to 9.30    09/29/12 to 09/29/14       5,196,476
     3,325   Nuveen Investments, Term
             Loan.........................      5.46              11/13/14             3,083,938
     5,214   Oxford Acq. III Ltd., Term
             Loan (United Kingdom)........      4.55              05/11/14             4,746,469
     9,963   RJO Holdings, Corp., Term
             Loan.........................  5.47 to 9.22    07/12/14 to 07/12/15       6,224,687
     5,470   Transfirst Holdings, Inc.,
             Term Loan....................  5.56 to 8.81    06/15/14 to 06/15/15       4,763,600
                                                                                  --------------
                                                                                      74,130,723
                                                                                  --------------
             HEALTH & BEAUTY  1.1%
     7,500   American Safety Razor Co.,
             Term Loan....................  8.72 to 8.89          01/30/14             6,900,000
     7,014   Marietta Intermediate
             Holdings, Term Loan (a)......  7.67 to 12.00   12/17/10 to 12/17/11       1,750,689
     4,950   Philosophy, Inc., Term
             Loan.........................      4.47              03/16/14             4,356,000
                                                                                  --------------
                                                                                      13,006,689
                                                                                  --------------
             HEALTHCARE  4.4%
     2,721   Community Health Systems,
             Inc., Term Loan..............  4.71 to 4.90          07/25/14             2,580,286
     4,980   Concentra, Inc., Term Loan...  5.05 to 8.30    06/25/14 to 06/25/15       3,682,650
     1,990   FHC Health Systems, Term
             Loan.........................      7.80              12/13/13             1,880,550
    13,849   HCA, Inc., Term Loan.........      5.05              11/17/13            13,042,298

See Notes to Financial Statements                                             15

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             HEALTHCARE (CONTINUED)
$    5,680   Health Management Associates,
             Inc., Term Loan..............      4.55%             02/28/14        $    5,262,996
     1,727   HealthCare Partners, LLC,
             Term Loan....................      4.21              10/31/13             1,658,363
    14,818   Manor Care, Inc., Term Loan..      4.96              11/09/14            13,743,571
       700   Surgical Care Affiliates,
             LLC, Revolving Credit
             Agreement....................  2.25 to 5.05          06/29/13               581,000
     5,962   Surgical Care Affiliates,
             LLC, Term Loan...............      5.05              12/29/14             5,276,762
     3,861   United Surgical Partners
             International, Inc., Term
             Loan.........................  4.47 to 5.02%         04/19/14             3,513,114
                                                                                  --------------
                                                                                      51,221,590
                                                                                  --------------
             HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  1.3%
     8,801   Hunter Fan Co., Term Loan....  5.18 to 9.47    04/16/14 to 10/16/14       6,425,068
       988   Lenox, Inc., Term Loan.......  7.30 to 7.31          04/20/13               715,937
     4,950   Mattress Holdings, Corp.,
             Term Loan....................      4.72              01/18/14             3,588,750
     4,000   National Bedding Co., LLC,
             Term Loan....................      7.46              08/31/12             2,860,000
     2,750   Quality Home Brands Holdings,
             LLC, Term Loan...............      8.00              12/20/12             1,918,028
                                                                                  --------------
                                                                                      15,507,783
                                                                                  --------------
             HOTELS, MOTELS, INNS & GAMING  8.4%
     6,478   Cannery Casino Resorts, LLC,
             Term Loan....................  4.93 to 6.95    05/18/13 to 05/18/14       6,193,868
  L  2,503   Gala Group Ltd., Term Loan
             (United Kingdom).............      8.56              10/07/12             4,352,738
     4,697   Golden Nugget, Inc., Term
             Loan.........................  4.46 to 5.72    06/30/14 to 12/31/14       3,168,106
       842   Greektown Casino, LLC, Term
             Loan (b).....................      7.50              12/03/12               774,990
     2,648   Greektown Holdings, LLC, Term
             Loan.........................      9.75              06/01/09             2,661,606
     4,995   Green Valley Ranch Gaming,
             LLC, Term Loan...............  4.64 to 5.89    02/16/14 to 08/16/14       3,399,131
    12,968   Harrah's Operating Co., Inc.,
             Term Loan....................      9.25              01/28/15            11,514,440
     8,700   Magnolia Hill, LLC, Term
             Loan.........................  5.72 to 14.00   10/30/13 to 04/24/14       8,453,000
    10,000   New World Gaming Partners
             Ltd, Term Loan...............      8.28              03/31/15             6,900,000

 16                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             HOTELS, MOTELS, INNS & GAMING (CONTINUED)
$    2,315   Penn National Gaming, Inc,
             Term Loan....................      4.55%             10/03/12        $    2,227,066
  E 22,500   Regency Entertainment, Term
             Loan (Greece)................  7.38 to 7.76    03/02/14 to 03/02/15      31,060,527
     7,490   Wembley, Inc., Term Loan
             (a)..........................  6.72 to 7.19    08/23/11 to 07/18/12       2,582,423
     6,667   Wynn Resorts, Term Loan......      4.72              06/21/21             6,233,333
     7,577   Yonkers Racing Corp., Term
             Loan.........................      10.50             08/12/11             7,539,333
                                                                                  --------------
                                                                                      97,060,561
                                                                                  --------------
             INSURANCE  2.6%
     5,624   Alliant Holdings I, Inc.,
             Term Loan....................      5.80              11/01/14             5,202,354
     7,425   AmWins Group, Inc, Term
             Loan.........................  4.96 to 5.15          06/08/13             6,051,375
     3,069   Conseco, Inc., Term Loan.....      4.46              10/10/13             2,691,009
     6,470   HMSC Holdings, Corp., Term
             Loan.........................  5.04 to 8.29    04/03/14 to 10/03/14       4,665,244
     5,860   Mitchell International, Inc.,
             Term Loan....................      8.06              03/28/15             5,596,300
     6,000   Vertafore, Inc., Term Loan...  8.25 to 8.64    01/31/12 to 01/31/13       5,500,000
                                                                                  --------------
                                                                                      29,706,282
                                                                                  --------------
             MACHINERY  0.8%
     5,790   Goodman Global, Inc., Term
             Loan.........................      7.50              02/13/14             5,728,481
     3,970   Mold-Masters Luxembourg
             Holdings, SA, Term Loan......      6.00              10/11/14             3,612,700
                                                                                  --------------
                                                                                       9,341,181
                                                                                  --------------
             MEDICAL PRODUCTS & SERVICES  2.4%
     2,000   AGA Medical Corp., Term
             Loan.........................  4.70 to 4.72          04/28/13             1,900,000
     7,880   Biomet, Inc., Term Loan......      5.80              03/25/15             7,750,411
     1,870   Carestream Health, Inc., Term
             Loan.........................  4.46 to 4.80          04/30/13             1,650,450
     9,470   Inverness Medical
             Innovations, Inc., Term
             Loan.........................  4.81 to 7.06    06/26/14 to 06/26/15       8,932,900
     4,955   Viant Holdings, Inc., Term
             Loan.........................      5.05              06/25/14             4,261,268
     3,000   VWR Funding, Inc., Term
             Loan.........................      4.96              06/29/14             2,726,250
                                                                                  --------------
                                                                                      27,221,279
                                                                                  --------------
             MINING, STEEL, IRON & NON-PRECIOUS METALS  0.6%
     7,412   John Maneely Co., Term Loan..  6.02 to 6.04          12/08/13             6,806,344
                                                                                  --------------

See Notes to Financial Statements                                             17

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             NATURAL RESOURCES  0.5%
$    3,200   CDX Funding, LLC, Term Loan
             (c)..........................     12.25%             03/31/13        $    2,592,000
     3,000   Dresser, Inc., Term Loan.....      8.47              05/04/15             2,880,000
                                                                                  --------------
                                                                                       5,472,000
                                                                                  --------------
             NON-DURABLE CONSUMER PRODUCTS  5.8%
     6,720   Amscan Holdings, Inc., Term
             Loan.........................  4.89 to 5.05          05/25/13             5,913,556
     5,970   Huish Detergents, Inc., Term
             Loan.........................  4.81 to 7.06    04/26/14 to 10/26/14       5,347,401
     9,382   KIK Custom Products, Inc.,
             Term Loan....................  4.72 to 7.46    05/31/14 to 11/30/14       4,837,820
     2,980   Mega Brands, Inc., Term Loan
             (Canada).....................      8.25              07/26/12             2,607,143
       990   Nice Pak Products, Inc., Term
             Loan.........................  5.80 to 6.13          06/18/14               891,000
  E 20,000   Ontex, Term Loan (Belgium)...  8.40 to 8.90    07/05/12 to 07/05/13      28,857,238
    14,307   Spectrum Brands, Inc.,
             Revolving Credit Agreement...  6.46 to 6.79          03/30/13            12,810,597
     5,000   Targus Group International,
             Inc., Term Loan..............      11.35             05/22/13             3,912,500
     1,985   Wilton Products, Inc., Term
             Loan.........................  5.72 to 5.97          08/01/14             1,736,875
                                                                                  --------------
                                                                                      66,914,130
                                                                                  --------------
             PAPER & FOREST PRODUCTS  1.3%
     3,200   Ainsworth Lumber Co. Ltd.,
             Term Loan....................      7.50              06/26/14             2,844,000
     7,463   New Page, Term Loan..........      6.56              12/21/14             7,394,077
     1,989   SP Newsprint, Term Loan......      11.00             03/31/10             1,971,486
       373   Verso Paper Holdings, LLC,
             Term Loan....................      9.03              08/01/13               310,806
     3,461   White Birch Paper Co., Term
             Loan (Canada)................      5.56              05/08/14             2,544,039
                                                                                  --------------
                                                                                      15,064,408
                                                                                  --------------
             PHARMACEUTICALS  0.2%
     2,000   Generics International, Inc.,
             Term Loan....................      10.30             04/30/15             1,987,500
                                                                                  --------------

             PRINTING & PUBLISHING  12.9%
     1,985   Advanstar Communications,
             Inc., Term Loan..............      5.05              05/31/14             1,518,496
     9,794   American Media Operations,
             Inc., Term Loan..............      5.99              01/31/13             9,133,237
     1,835   Ascend Media Holdings, LLC,
             Term Loan....................  6.68 to 6.81          01/31/12               963,303

 18                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             PRINTING & PUBLISHING (CONTINUED)
$    1,193   Canon Communications, LLC,
             Term Loan....................      5.46%             05/31/11        $    1,157,334
       995   DRI Holdings, Inc., Term
             Loan.........................      5.81              07/03/14               885,622
     4,000   Endurance Business Media,
             Inc., Term Loan..............      9.72              01/26/14             3,160,000
     4,975   FSC Acquisition, LLC, Term
             Loan.........................      4.71              03/08/14             3,930,250
     5,000   Gatehouse Media, Inc, Term
             Loan.........................  4.65 to 4.80          08/28/14             3,006,250
     7,709   Haights Cross Operating Co.,
             Term Loan....................  6.18 to 7.18          08/20/08             7,477,328
    10,000   Idearc, Inc., Term Loan......  3.97 to 4.30          11/17/13             7,945,830
     3,462   Intermedia Outdoor, Inc.,
             Term Loan....................      5.80              01/31/13             2,882,437
     7,789   MediaNews Group, Inc., Term
             Loan.........................  5.75 to 6.25    12/30/10 to 08/02/13       6,440,300
    11,750   Merrill Communications, LLC,
             Term Loan....................      9.52              11/15/13             8,812,500
     5,961   Penton Media, Inc., Term
             Loan.........................  4.71 to 7.80    02/01/13 to 02/01/14       4,506,510
  E 15,000   Primacom, Term Loan (Germany)
             (g)..........................  8.14 to 9.39          09/25/10            23,397,761
     4,478   Primedia, Inc., Term Loan....  4.71 to 5.05          08/01/14             3,940,200
  E 13,000   Prosiebensat.1 Media AG, Term
             Loan (Germany)...............      6.73              07/03/15            15,866,478
     3,219   R.H. Donnelley, Inc., Term
             Loan.........................  6.43 to 6.75          06/30/11             3,072,647
     4,487   Thomas Nelson, Inc., Term
             Loan.........................      6.25              06/12/12             3,880,858
     3,196   Thomson Medical Education,
             Term Loan....................  5.93 to 9.68    04/26/14 to 04/26/15       3,016,259
    16,000   Tribune Co., Bridge Loan.....      8.29              12/01/15             9,600,000
    35,530   Tribune Co., Term Loan.......      5.79              05/19/14            25,515,144
                                                                                  --------------
                                                                                     150,108,744
                                                                                  --------------
             RESTAURANTS & FOOD SERVICE  0.7%
     1,369   Advantage Sales & Marketing,
             Inc., Term Loan..............  4.46 to 4.81          03/29/13             1,283,719
     1,584   Center Cut Hospitality, Inc.,
             Term Loan....................      5.16              07/06/14             1,441,440
       992   Sagittarius Restaurants, LLC,
             Term Loan....................      9.50              03/29/13               781,504
     4,533   Volume Services America,
             Inc., Term Loan..............  7.50 to 8.50          10/01/10             4,125,446
                                                                                  --------------
                                                                                       7,632,109
                                                                                  --------------

See Notes to Financial Statements                                             19

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             RETAIL--OIL & GAS  0.7%
$    9,432   Pantry, Inc. (The), Term
             Loan.........................      4.22%             05/15/14        $    8,489,183
                                                                                  --------------

             RETAIL--SPECIALTY  2.0%
  E  7,796   Travelport, Term Loan........      7.21              08/23/13            10,290,477
  E  8,500   Zapf, Term Loan (Germany)
             (g)..........................      8.31              11/30/12            13,258,731
                                                                                  --------------
                                                                                      23,549,208
                                                                                  --------------
             RETAIL--STORES  4.5%
    15,000   Dollar General Corp., Term
             Loan.........................  5.21 to 5.55          07/06/14            13,840,625
     8,912   General Nutrition Centers,
             Inc., Term Loan..............  5.04 to 5.06          09/16/13             7,931,991
    19,000   Guitar Center, Inc., Term
             Loan.........................      5.96              10/09/14            16,577,500
     9,874   Michael's Stores, Inc., Term
             Loan.........................      4.75              10/31/13             7,971,501
     2,000   Neiman Marcus Group, Inc.,
             Term Loan....................      4.42              04/06/13             1,869,178
     2,000   Rite Aid Corp, Term Loan.....      6.00              06/04/14             1,820,000
     1,980   Sally Holdings, Inc., Term
             Loan.........................  4.71 to 4.89          11/16/13             1,894,604
                                                                                  --------------
                                                                                      51,905,399
                                                                                  --------------
             TELECOMMUNICATIONS--EQUIPMENT & SERVICES  2.6%
  E 10,000   Fibernet, Term Loan
             (Bulgaria)...................  7.60 to 8.10    12/20/14 to 12/20/15      14,097,151
  E 11,387   Orion, Term Loan (Germany)...  7.37 to 7.98    10/31/13 to 10/30/15      16,237,468
                                                                                  --------------
                                                                                      30,334,619
                                                                                  --------------
             TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.2%
     8,183   Global Tel*Link Corp., Term
             Loan.........................      6.30              02/14/13             7,692,203
     3,156   Hawaiian Telcom
             Communications, Inc., Term
             Loan.........................      5.30              06/01/14             2,504,434
     2,772   NuVox Transition Subsidiary,
             LLC, Term Loan...............      6.03              05/31/14             2,553,705
     1,430   Sorenson Communications,
             Inc., Term Loan..............      5.30              04/27/14             1,356,331
                                                                                  --------------
                                                                                      14,106,673
                                                                                  --------------

 20                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS--WIRELESS  1.7%
$    3,960   Alltel Communications, Inc.
             Term Loan....................      5.21%             05/18/15        $    3,945,797
     4,897   Asurion Corp., Term Loan.....      5.78              07/03/14             4,619,919
    11,784   MetroPCS Wireless, Inc., Term
             Loan.........................  4.75 to 5.13          11/03/13            11,225,897
                                                                                  --------------
                                                                                      19,791,613
                                                                                  --------------
             TEXTILES & LEATHER  0.6%
     3,489   Gold Toe Investment Corp.,
             Term Loan....................  5.40 to 8.65    10/30/13 to 04/30/14       2,895,131
     5,000   Levi Strauss & Co., Term
             Loan.........................      4.71              03/27/14             4,321,875
                                                                                  --------------
                                                                                       7,217,006
                                                                                  --------------
             TRANSPORTATION--CARGO  0.5%
     9,000   JHCI Acquisitions, Inc., Term
             Loan.........................      7.99              12/19/14             5,940,000
                                                                                  --------------

             TRANSPORTATION--PERSONAL  0.5%
    11,434   Coach America Holdings, Inc.,
             Term Loan....................  5.21 to 9.31    04/20/14 to 10/20/14       5,965,886
                                                                                  --------------

             UTILITIES  2.7%
     5,000   Bicent Power, LLC, Term
             Loan.........................      6.81              12/31/14             4,187,500
     4,900   First Light Power Resources,
             Inc., Term Loan..............  5.31 to 7.31    11/01/13 to 05/01/14       4,526,166
     2,000   Mach Gen, LLC, Term Loan.....  4.64 to 4.80    02/22/13 to 02/22/14       1,920,500
     5,353   NRG Energy, Inc., Term Loan..      4.30              02/01/13             5,105,778
    11,263   Texas Competitive Electric
             Holdings, Co., LLC, Term
             Loan.........................  5.96 to 6.48          10/13/14            10,615,621
     6,000   TPF Generation Holdings, LLC,
             Term Loan....................      7.05              12/15/14             5,395,002
                                                                                  --------------
                                                                                      31,750,567
                                                                                  --------------
             TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  119.4%................   1,386,051,494
                                                                                  --------------

             NOTES  25.7%
             BROADCASTING--CABLE  3.0%
     5,000   Kabel Deutschland
             (Germany)....................      10.63             07/01/14             5,137,500
  E 18,500   Kabel Deutschland (Germany)
             (f)..........................      10.75             07/01/14            29,193,886
                                                                                  --------------
                                                                                      34,331,386
                                                                                  --------------

See Notes to Financial Statements                                             21

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                             STATED
(000)        BORROWER                          COUPON            MATURITY*            VALUE
------------------------------------------------------------------------------------------------
             BUILDINGS & REAL ESTATE  3.3%
  E 16,865   Eco-bat Finance PLC (United
             Kingdom) (f).................     10.13%             01/31/13        $   27,030,321
  E  8,000   Grohe Holding GmbH
             (Germany)....................      7.84              01/15/14            10,840,962
                                                                                  --------------
                                                                                      37,871,283
                                                                                  --------------
             CHEMICAL, PLASTICS & RUBBER  0.4%
     5,000   Cognis GmbH (Germany) (f)....      4.81              09/15/13             4,493,750
                                                                                  --------------

             CONSTRUCTION MATERIAL  0.1%
     2,000   Compression Polymers
             Corp. .......................      9.90              07/01/12             1,550,000
                                                                                  --------------

             CONTAINERS, PACKAGING & GLASS  5.4%
  E 14,900   Ardagh Glass Finance BV
             (Ireland) (f)................      8.88              07/01/13            21,614,851
  E 14,200   Ardagh Glass Finance
             (Ireland) (f)................      7.13              06/15/17            17,646,056
  E 15,725   Pregis Corp. ................      9.75              04/15/13            23,608,828
                                                                                  --------------
                                                                                      62,869,735
                                                                                  --------------
             HOTELS, MOTELS, INNS & GAMING  0.2%
  E  2,000   Codere Fin Luxembourg SA
             (Luxembourg) (f).............      8.25              06/15/15             2,636,148
                                                                                  --------------

             MINING, STEEL, IRON & NON-PRECIOUS METALS  2.5%
    24,500   FMG Finance Pty Ltd
             (Australia) (f)..............      10.63             09/01/16            28,542,500
                                                                                  --------------

             TELECOMMUNICATIONS--EQUIPMENT & SERVICES  4.3%
  E 15,825   Magyar Telecom (Invtel)
             (Netherlands) (f)............      10.75             08/15/12            23,789,819
  E 19,000   Versatel AG (Germany) (f)....      7.71              06/15/14            26,228,890
                                                                                  --------------
                                                                                      50,018,709
                                                                                  --------------
             TELECOMMUNICATIONS--WIRELESS  3.1%
    16,000   Wind Acquisition Fin SA
             (Italy) (f)..................      10.75             12/01/15            16,640,000
  E 13,000   Wind Acquisition Fin SA
             (Italy) (f)..................      9.75              12/01/15            19,973,888
                                                                                  --------------
                                                                                      36,613,888
                                                                                  --------------
             TRANSPORTATION--CARGO  3.4%
  E 25,450   Cb Bus AB (Sweden) (g).......      9.13              08/01/09            39,499,709
                                                                                  --------------

             TOTAL NOTES  25.7%.................................................     298,427,108
                                                                                  --------------

TOTAL LONG-TERM INVESTMENTS  145.1%
  (Cost $1,870,761,256).........................................................   1,684,478,602
                                                                                  --------------

 22                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

DESCRIPTION                                                                            VALUE
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
REPURCHASE AGREEMENTS  1.0%
State Street Bank & Trust Co. ($12,400,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.82%, dated 7/31/08, to
be sold on 8/01/08 at $12,400,627) (e)...........................................  $   12,400,000

TIME DEPOSIT  0.1%
State Street Bank & Trust Corp. ($664,815 par, 0.20% coupon, dated 7/31/08, to be
  sold on 8/01/08 at $664,819)...................................................         664,815
                                                                                   --------------

TOTAL SHORT-TERM INVESTMENTS  1.1%
  (Cost $13,064,815).............................................................      13,064,815
                                                                                   --------------

TOTAL INVESTMENTS  146.2%
  (Cost $1,883,826,071)..........................................................   1,697,543,417

FOREIGN CURRENCY  1.4%
  (Cost $16,203,333).............................................................      16,224,460
BORROWINGS  (43.9%)..............................................................    (510,000,000)
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.7%)....................................     (42,444,096)
                                                                                   --------------

NET ASSETS  100.0%...............................................................  $1,161,323,781
                                                                                   ==============

Par amounts are denominated in US currency unless otherwise noted.

Percentages are calculated as a percentage of net assets.

(a) All or a portion of this security is payment-in-kind.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) This Senior Loan interest is non-income producing.

(d) The borrower is in the process of restructuring or amending the terms of this loan.

(e) All or a portion of this security is designated in connection with unfunded loan commitments.

(f) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be

See Notes to Financial Statements                                             23

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

    substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

E--Euro

kr--Swedish Krona

L--Great Britain Pound

SWAP AGREEMENTS OUTSTANDING AS OF JULY 31, 2008:

CREDIT DEFAULT SWAPS

                                                           PAY/
                                                          RECEIVE                NOTIONAL
                                REFERENCE      BUY/SELL    FIXED    EXPIRATION    AMOUNT      UPFRONT
       COUNTERPARTY              ENTITY       PROTECTION   RATE        DATE       (000)      PAYMENTS        VALUE
Bank of America N.A. ......  Cognis GmbH         Sell      3.90%     12/20/09    $ 7,799              0   $    117,498
Bank of America N.A. ......  Seat Pagine
                             Gialle S.P.A.       Sell      3.35      09/20/12      7,799              0     (1,218,625)
Bank of America N.A. ......  Seat Pagine
                             Gialle S.P.A.       Sell      3.65      12/20/12      7,799              0     (1,218,314)
Citigroup Global Markets
 Limited ..................  Basell AF SCA       Sell      4.05      12/20/09      7,799              0       (446,995)
Citigroup Global Markets
 Limited ..................  M-Real Oyj          Sell      4.25      12/20/09      7,799              0     (1,194,151)
Credit Suisse
 International ............  Codere Fin
                             Luxembourg S.A      Sell      3.42      09/20/12      7,799              0       (555,689)
Deutsche Bank .............  M-Real Oyj          Sell      4.15      12/20/09      7,799              0     (1,203,709)
Goldman Sachs Credit
 Partners, L.P. ...........  CDX.NA.HY.9         Sell      3.75      12/20/12     39,600     (1,541,500)    (3,399,652)
Goldman Sachs Credit
 Partners, L.P. ...........  Citgo Petroleum
                             Corp.               Sell      3.00      12/20/10      5,000              0        199,247
Goldman Sachs Credit
 Partners, L.P. ...........  Gala Group
                             Finance             Sell      4.15      03/20/13      7,799              0         25,504
Goldman Sachs Credit
 Partners, L.P. ...........  Grohe Holding
                             GmbH                Sell      4.25      12/20/09     15,599              0       (102,797)
Goldman Sachs Credit
 Partners, L.P. ...........  K. Hovnanian
                             Enterprises,Inc.    Sell      4.69      09/20/12      5,000              0     (1,094,956)

 24                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

                                                           PAY/
                                                          RECEIVE                NOTIONAL
                                REFERENCE      BUY/SELL    FIXED    EXPIRATION    AMOUNT      UPFRONT
       COUNTERPARTY              ENTITY       PROTECTION   RATE        DATE       (000)      PAYMENTS        VALUE
Goldman Sachs Credit
 Partners, L.P. ...........  LCDX.NA.9           Sell      2.25%      6/20/12    $50,000     (3,935,000)  $ (2,093,750)
Goldman Sachs Credit
 Partners, L.P. ...........  M-Real Oyj          Sell      3.10      09/20/08      7,799              0       (139,164)
Goldman Sachs Credit
 Partners, L.P. ...........  M-Real Oyj          Sell      3.45      09/20/09      7,799              0     (1,062,490)
Goldman Sachs Credit
 Partners, L.P. ...........  Peermont Global
                             Limited             Sell      3.50      09/20/12      7,799              0       (492,884)
Goldman Sachs Credit
 Partners, L.P. ...........  Standard
                             Pacific Corp        Sell      4.77      09/20/12      5,000              0       (207,816)
Goldman Sachs Credit
 Partners, L.P. ...........  UPC Holding         Sell      3.45      09/20/12      7,799              0       (328,172)
Goldman Sachs Credit
 Partners, L.P. ...........  Boston
                             Generating, LLC     Sell      2.00      06/20/09      4,000              0         24,882
Goldman Sachs Credit
 Partners, L.P. ...........  British Energy
                             PLC                 Sell      3.50      12/20/12     23,398              0      2,026,367
Goldman Sachs
 International.............  CDX.NA.HY.10        Sell      5.00      06/20/13     40,000     (2,093,750)    (2,248,517)
Goldman Sachs Credit
 Partners, L.P. ...........  Gala Group
                             Finance             Sell      3.45      12/20/12      7,799              0       (120,588)
Goldman Sachs
 International.............  LCDX.NA.10          Sell      3.25      06/20/13     40,000       (875,000)      (788,333)
Goldman Sachs Credit
 Partners, L.P. ...........  Texas
                             Competitive
                             Electric
                             Holdings
                             Company             Sell      2.85      06/20/10      5,000              0         52,234
UBS AG.....................  Rank Group
                             Finance             Sell      4.25      12/20/12     15,598              0       (680,723)
                                                                                                          ------------
TOTAL CREDIT DEFAULT SWAPS...............................................................   $(8,445,250)  $(16,151,593)
                                                                                            ===========   ============
SWAP COLLATERAL PLEDGED TO COUNTERPARTY
 Goldman Sachs.........................................................................................      7,720,000
 Bank of America, N.A. ................................................................................      2,271,500
 Citigroup Global Markets Limited......................................................................      1,693,500
 UBS AG................................................................................................      1,450,000
 Deutsche Bank AG......................................................................................      1,270,000
 Credit Suisse International...........................................................................        718,000
                                                                                                          ------------
TOTAL SWAP COLLATERAL PLEDGED..........................................................................   $ 15,123,000
                                                                                                          ------------
TOTAL SWAP AGREEMENTS..................................................................................   $ (1,028,593)
                                                                                                          ============

See Notes to Financial Statements                                             25

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF JULY 31, 2008:

                                                                                     UNREALIZED
                                                                                    APPRECIATION/
                                                IN EXCHANGE FOR    CURRENT VALUE    DEPRECIATION
  LONG CONTRACTS:
  Euro
    3,231,982 expiring 10/16/08...............       US $             5,020,726      $     7,275
    106,055 expiring 10/16/08.................       US $               164,751              143
    2,787,352 expiring 10/16/08...............       US $             4,330,015          (31,355)
    3,735,643 expiring 10/16/08...............       US $             5,803,139          (98,056)
    194,560 expiring 10/16/08.................       US $               302,239           (1,488)
    10,668,477 expiring 10/16/08..............       US $            16,572,957          (92,804)
    1,212,897 expiring 10/16/08...............       US $             1,884,176          (19,466)
    5,327,869 expiring 10/16/08...............       US $             8,276,584         (164,892)
    537,332 expiring 10/16/08.................       US $               834,719          (13,943)
    1,893,183 expiring 10/16/08...............       US $             2,940,967          (23,379)
    604,644 expiring 10/16/08.................       US $               939,286           (3,718)
                                                                                    -------------
      Total Long Contracts......................................................        (441,683)
                                                                                    -------------
  SHORT CONTRACTS:
  Euro
    329,223,748 expiring 10/16/08.............       US $           511,432,979       (3,391,352)
    3,060,681 expiring 10/16/08...............       US $             4,754,618           40,551
    1,021,383 expiring 10/16/08...............       US $             1,586,669           18,435
    3,517,500 expiring 10/16/08...............       US $             5,464,264           52,934
    10,144,458 expiring 10/16/08..............       US $            15,758,919          (20,807)
                                                                                    -------------
                                                                                      (3,300,239)
                                                                                    -------------
  Pound Sterling
    2,303,430 expiring 10/16/08...............       US $             4,539,470          (27,972)
                                                                                    -------------
  Swedish Krona
    25,369,401 expiring 10/16/08..............       US $             4,171,801           (8,924)
    2,208,730 expiring 10/16/08...............       US $               363,208           (1,803)
                                                                                    -------------
                                                                                         (10,727)
                                                                                    -------------
      Total Short Contracts.....................................................      (3,338,938)
                                                                                    -------------
  TOTAL FORWARD FOREIGN CURRENCY CONTRACTS......................................     $(3,780,621)
                                                                                    =============

 26                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

SUMMARY OF LONG-TERM INVESTMENTS BY COUNTRY CLASSIFICATION (UNAUDITED)

                                                                               PERCENTAGE OF
                                                                                 LONG-TERM
COUNTRY                                                          VALUE          INVESTMENTS
United States..............................................   1,166,174,962         69.2%
Germany....................................................     174,073,320         10.3
United Kingdom.............................................      50,139,394          3.0
Sweden.....................................................      48,883,463          2.9
Ireland....................................................      39,260,907          2.3
Italy......................................................      36,613,888          2.2
Greece.....................................................      31,060,527          1.9
Belgium....................................................      28,857,238          1.7
Australia..................................................      28,542,500          1.7
Netherlands................................................      23,789,819          1.4
Hungary....................................................      14,769,866          0.9
Canada.....................................................      13,376,660          0.8
Bulgaria...................................................      14,097,151          0.8
Cayman Islands.............................................       6,833,993          0.4
Spain......................................................       5,368,766          0.3
Luxembourg.................................................       2,636,148          0.2
                                                             --------------        -----
                                                             $1,684,478,602        100.0%
                                                             ==============        =====

RATINGS ALLOCATION AS OF 7/31/08 (UNAUDITED)

BBB/Baa.....................................................   0.7%
BB/Ba.......................................................  27.7%
B/B.........................................................  40.6%
CCC/Caa.....................................................   8.1%
CC/Ca.......................................................   0.2%
Non-Rated...................................................  22.7%

    RATINGS ALLOCATIONS ARE AS A PERCENTAGE OF LONG-TERM DEBT OBLIGATIONS. RATINGS ALLOCATIONS BASED UPON RATINGS AS ISSUED BY STANDARD AND POOR'S AND MOODY'S, RESPECTIVELY. BANK LOANS RATED BELOW BBB BY STANDARD AND POOR'S OR BAA BY MOODY'S ARE CONSIDERED TO BE BELOW INVESTMENT GRADE.

See Notes to Financial Statements                                             27

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
July 31, 2008

ASSETS:
Total Investments (Cost $1,883,826,071).....................  $1,697,543,417
Foreign Currency (Cost $16,203,333).........................      16,224,460
Restricted Cash.............................................       3,329,790
Receivables:
  Interest..................................................      15,832,283
  Investments Sold..........................................       6,848,495
Swap Contracts..............................................       1,050,233
Forward Foreign Currency Contracts..........................         119,339
Other.......................................................          61,427
                                                              --------------
    Total Assets............................................   1,741,009,444
                                                              --------------
LIABILITIES:
Payables:
  Borrowings................................................     510,000,000
  Investments Purchased.....................................      54,936,730
  Investment Advisory Fee...................................       1,779,562
  Income Distributions......................................       1,214,417
  Other Affiliates..........................................         262,001
Forward Foreign Currency Contracts..........................       3,899,960
Unfunded Commitments........................................       3,782,434
Swap Contracts..............................................       2,078,826
Accrued Interest Expense....................................       1,191,203
Trustees' Deferred Compensation and Retirement Plans........          27,997
Accrued Expenses............................................         512,533
                                                              --------------
    Total Liabilities.......................................     579,685,663
                                                              --------------
NET ASSETS..................................................  $1,161,323,781
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,161,323,781 divided by
  74,005,236 shares outstanding)............................  $        15.69
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 74,005,236 shares issued and
  outstanding)..............................................  $      740,052
Paid in Surplus.............................................   1,411,907,128
Accumulated Net Realized Loss...............................     (20,257,022)
Accumulated Undistributed Net Investment Income.............     (30,110,711)
Net Unrealized Depreciation.................................    (200,955,666)
                                                              --------------
NET ASSETS..................................................  $1,161,323,781
                                                              ==============

 28                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended July 31, 2008

INVESTMENT INCOME:
Interest....................................................  $ 138,014,604
Other.......................................................      3,849,820
                                                              -------------
    Total Income............................................    141,864,424
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     20,040,528
Professional Fees...........................................        851,587
Credit Line.................................................        823,834
Custody.....................................................        525,403
Reports to Shareholders.....................................        149,370
Accounting & Administrative Expenses........................        140,307
Transfer Agent..............................................         81,584
Registration Fees...........................................         57,584
Trustees' Fees and Related Expenses.........................         33,930
Other.......................................................         66,354
                                                              -------------
    Total Operating Expense.................................     22,770,481
    Interest Expense........................................     12,551,648
                                                              -------------
  Total Expenses............................................     35,322,129
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 106,542,295
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (11,256,757)
  Swap Contracts............................................         90,492
  Foreign Currency Transactions.............................      4,767,703
  Forward Foreign Currency Contracts........................    (39,223,962)
                                                              -------------
Net Realized Loss...........................................    (45,622,524)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (38,968,462)
                                                              -------------
  End of the Period:
    Investments.............................................   (186,282,654)
    Foreign Currency Translation............................        596,386
    Unfunded Commitments....................................     (3,782,434)
    Forward Foreign Currency Contracts......................     (3,780,621)
    Swap Contracts..........................................     (7,706,343)
                                                              -------------
                                                               (200,955,666)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (161,987,204)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(207,609,728)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(101,067,433)
                                                              =============

See Notes to Financial Statements                                             29

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                            FOR THE PERIOD
                                                                            JUNE 26, 2007
                                                            FOR THE        (COMMENCEMENT OF
                                                           YEAR ENDED       OPERATIONS) TO
                                                         JULY 31, 2008      JULY 31, 2007
                                                         ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................  $  106,542,295     $    5,972,539
Net Realized Loss......................................     (45,622,524)           (57,951)
Net Unrealized Depreciation During the Period..........    (161,987,204)       (38,968,462)
                                                         --------------     --------------
Change in Net Assets from Operations...................    (101,067,433)       (33,053,874)

Distributions from Net Investment Income...............    (117,202,092)               -0-
                                                         --------------     --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....    (218,269,525)       (33,053,874)

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................             -0-      1,412,900,000
Additional Cost from the 2007 Initial Public
  Offering.............................................        (252,820)               -0-
                                                         --------------     --------------
NET CHANGE IN NET ASSETS...............................    (218,522,345)     1,379,846,126
NET ASSETS:
Beginning of the Period................................   1,379,846,126                -0-
                                                         --------------     --------------
End of the Period (Including accumulated undistributed
  net investment income of $(30,110,711) and
  $6,258,914, respectively)............................  $1,161,323,781     $1,379,846,126
                                                         ==============     ==============

 30                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended July 31, 2008

CHANGE IN NET ASSETS FROM OPERATIONS........................    (101,067,433)
                                                              --------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Provided by Operating Activities:
  Purchases of Investments..................................  (1,631,839,202)
  Principal Repayments/Sales of Investments.................     655,554,280
  Net Sales of Short-Term Investments.......................     745,657,036
  Purchases of Foreign Currency.............................  (2,803,057,467)
  Sales of Foreign Currency.................................   2,748,031,456
  Amortization of Loan Fees.................................       2,894,108
  Net Loan Fees Received....................................       2,852,153
  Accretion of Discount.....................................      (6,854,907)
  Net Realized Loss on Investments..........................      11,256,757
  Net Realized Gain on Foreign Currency Transactions........      (4,767,703)
  Net Realized Loss on Forward Foreign Currency
    Transactions............................................      39,223,962
  Net Change in Unrealized Depreciation on Investments......     156,383,361
  Net Change in Unrealized Appreciation on Foreign
    Currency................................................         (47,436)
  Net Change in Unrealized Depreciation on Forward Foreign
    Currency Contracts......................................       3,863,681
  Decrease in Restricted Cash...............................      15,820,210
  Increase in Interest Receivables and Other Assets.........     (12,445,659)
  Decrease in Receivable for Investments Sold...............      33,151,505
  Increase in Accrued Expenses and Other Payables...........       1,599,381
  Decrease in Custodian Bank Payable........................      (9,750,193)
  Decrease in Investments Purchased Payable.................    (233,121,597)
  Net Change in Unrealized Depreciation in Swap Contracts...      (1,302,240)
  Net Change in Upfront Payments on Swap Contracts..........       5,664,000
  Net Change in Collateral for Swap Contracts...............     (15,123,000)
  Net Change in Unfunded Commitments........................       3,665,442
                                                              --------------
    Total Adjustments.......................................    (292,692,072)
                                                              --------------
NET CASH USED FOR OPERATING ACTIVITIES......................    (393,759,505)
                                                              --------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Additional Cost from the 2007 Initial Public Offering.....        (252,820)
  Cash Distributions Paid...................................    (115,987,675)
  Proceeds from and Repayments of Borrowings................     510,000,000
                                                              --------------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................     393,759,505
                                                              --------------
NET DECREASE IN CASH........................................             -0-
Cash at the Beginning of the Period.........................             -0-
                                                              --------------
CASH AT THE END OF THE PERIOD...............................             -0-
                                                              ==============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During the Year for Interest......................      11,360,445
                                                              ==============

See Notes to Financial Statements                                             31

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                              JUNE 26, 2007
                                                                             (COMMENCEMENT OF
                                                             YEAR ENDED       OPERATIONS) TO
                                                            JULY 31, 2008     JULY 31, 2007
                                                            ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................   $  18.65           $  19.10
                                                              --------           --------
  Net Investment Income (a)................................       1.44               0.08
  Net Realized and Unrealized Loss.........................      (2.82)             (0.53)
                                                              --------           --------
  Total from Investment Operations.........................      (1.38)             (0.45)
  Less Distributions from Net Investment Income............      (1.58)               -0-
                                                              --------           --------
NET ASSET VALUE, END OF THE PERIOD.........................   $  15.69           $  18.65
                                                              ========           ========

Common Share Market Price at End of the Period.............   $  13.30           $  19.75
Total Return (b)...........................................    -25.46%             -1.25%*
Net Assets at End of the Period (In millions)..............   $1,161.3           $1,379.8
Ratio to Average Net Assets excluding Borrowings:
    Operating Expense......................................      1.79%              1.54%
    Interest Expense.......................................      0.99%                N/A
    Gross Expense..........................................      2.78%              1.54%
    Net Investment Income..................................      8.38%              4.58%
Portfolio Turnover (c).....................................        43%                 0%*

SUPPLEMENTAL RATIOS:
Ratio to Average Net Assets including Borrowings:
    Operating Expense......................................      1.36%                N/A
    Interest Expense.......................................      0.75%                N/A
    Gross Expense..........................................      2.11%                N/A
    Net Investment Income..................................      6.37%                N/A

SENIOR INDEBTEDNESS:
Total Borrowing Outstanding (In thousands).................   $510,000                -0-
Asset Coverage per $1,000 Unit of Senior Indebtedness
  (d)......................................................   $  3,277                N/A

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

N/A=Not Applicable

 32                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Dynamic Credit Opportunities Fund (the "Fund") is a statutory trust organized under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated March 15, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit securities of issuers which operate in a variety of industries and geographic regions located throughout the world. The Fund will invest in a combination of (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate loans or debt; (iii) other debt obligations, including high yield, high risk obligations; and (iv) structured products including collateralized debt and loan obligations. The Fund intends to borrow money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's loans and debt obligations are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, loans and debt obligations for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other loans and debt obligations are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by the Van Kampen Asset Management (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the loans in the Fund's portfolio. The fair value of loans are reviewed and approved by the Fund's Valuation Committee and the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Credit default swaps are valued using market quotations obtained from brokers.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At July 31, 2008, the Fund had no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable loan or other debt obligation. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on January 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the two year period ended July 31, 2008, remains subject to examination by taxing authorities.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At July 31, 2008, the Fund had an

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

accumulated capital loss carryforward for tax purposes of $431,578 which will expire according to the following schedule:

 AMOUNT                                                                   EXPIRATION
$431,578 ............................................................    July 31, 2016

    At July 31, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,886,447,077
                                                                ==============
Gross tax unrealized appreciation...........................    $   20,896,833
Gross tax unrealized depreciation...........................      (209,800,492)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (188,903,659)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund intends to declare and pay monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually to its shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during the year ended July 31, 2008 and the period from June 26, 2007 (Commencement of Operations) to July 31, 2007, was as follows:

                                                                  2008        2007
Distributions paid from:
  Ordinary income...........................................  $115,987,675    $-0-
                                                              ============    ====

    Permanent differences, primarily due to reclassification of swap and currency gains and losses, resulted in the following reclassifications among the Fund's components of net assets at July 31, 2008:

  ACCUMULATED UNDISTRIBUTED         ACCUMULATED NET        PAID IN
       NET INVESTMENT                REALIZED LOSS         SURPLUS
        $(25,709,828)                 $25,709,828           $-0-

    As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $441,291

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of gains resulting from wash sale transactions, gains and losses recognized on securities for tax purposes but not for book purposes and post October losses which are not realized for tax purposes until the first day of the following fiscal year.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

    Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from the changes in market prices of securities. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide certain day-to-day investment management services to the Fund for an annual fee of 1.25% of the average daily managed assets. Average daily managed assets are defined as the average daily total asset value of the Fund minus the sum of accrued liabilities other than the aggregate amount of borrowings for investment purposes. The Adviser has entered into a subadvisory agreement with Avenue Europe International Management, L.P. (the "Subadviser"). Under the subadvisory agreement, the Adviser retains the Subadviser to manage that portion of the Fund's assets that are allocated to the Subadviser. The Adviser will pay the Subadviser an annual fee, payable monthly, in an amount equal to 1.25% of the portion of the managed assets of the Fund managed by the Subadviser.

    For the year ended July 31, 2008, the Fund recognized expenses of approximately $278,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended July 31, 2008, the Fund recognized expenses of approximately $178,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

Accounting and CCO Employment agreements are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its Trustees who are not officers of Van Kampen. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

    At July 31, 2008, Van Kampen Investments Inc., an affiliate of the Adviser, owned 5,236 shares of common stock at an aggregate purchase price of $100,000.

3. CAPITAL TRANSACTIONS

For the year ended July 31, 2008 and the period ended July 31, 2007, transactions were as follows:

                                                               YEAR ENDED      PERIOD ENDED
                                                              JULY 31, 2008    JULY 31, 2007
Beginning Shares............................................   74,005,236              -0-
Sales.......................................................          -0-       74,005,236
                                                               ----------       ----------
Ending Shares...............................................   74,005,236       74,005,236
                                                               ==========       ==========

    The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. The Fund had no operations until June 26, 2007, other than matters relating to its organization and registration and sale and issuance to Van Kampen Investments Inc., an affiliate of the Adviser, of 5,236 shares of common stock at an aggregate purchase price of $100,000. The Adviser, on behalf of the Fund, will incur all of the Fund's organizational cost, estimated at $10,000. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.04 per share of the Fund's common shares. On June 26, 2007, the Fund sold 71,000,000 common shares in an initial public offering. Proceeds to the Fund were $1,355,500,000 after deducting underwriting commissions and estimated $600,000 of offering expenses. On July 23, 2007 the Fund sold 3,000,000 common shares, pursuant to an over allotment agreement with the underwriters for net proceeds of $57,300,000 after deducting underwriting commissions. For the year ended July 31, 2008, the Fund incurred additional costs of $252,820 from the 2007 initial public offering.

    The Board of Trustees have approved a share repurchase program whereby the Fund may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,631,839,202 and $655,554,280, respectively.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

5. COMMITMENTS

Pursuant to the terms of certain loan agreements, the Fund had unfunded loan commitments of approximately $37,586,688 as of July 31, 2008. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid loans as a reserve. The unrealized depreciation on these commitments of $3,782,434 as of July 31, 2008 is reported as "Unfunded Commitments" on the Statement of Assets and Liabilities.

6. BORROWINGS

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a Fund generally may not borrow money greater than 33 1/3% of the Fund's total assets.

    The Fund has entered into a $750 million revolving credit and security agreement. This revolving credit agreement is secured by the assets of the Fund. In connection with this agreement, for the year ended July 31, 2008, the Fund incurred fees of approximately $823,800. For the year ended July 31, 2008, the average daily balance of borrowings under the revolving credit and security agreement was $401,606,557 with a weighted average interest rate of 3.69%.

7. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forward foreign currency contracts.

B. CREDIT DEFAULT SWAPS The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in the table following the

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

Portfolio of Investments, to the buyer in the event of an adverse credit event of the issuer. The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

    If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provision of FASB Interpretation No. 39: Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within "Swap Contracts" on the Statement of Assets and Liabilities. For cash collateral received the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of July 31, 2008 the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

    On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

10. LEGAL MATTERS

The Fund is one of numerous defendants ("Lenders") that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida. The action was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of home building companies to which the Lenders loaned money through credit agreements. Plaintiff alleges that monies used to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to avoid the transfers and other equitable relief. The Lenders have moved to dismiss the complaint. That motion is now pending.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Dynamic Credit Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Dynamic Credit Opportunities Fund (the "Fund"), including the portfolio of investments, as of July 31, 2008, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights the year then ended and for the period from June 26, 2007 (commencement of operations) to July 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the Fund's custodian, brokers and selling or agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Dynamic Credit Opportunities Fund as of July 31, 2008, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
September 19, 2008

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

DIVIDEND REINVESTMENT PLAN

    The dividend reinvestment plan (the "Plan") offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of Van Kampen Dynamic Credit Opportunities Fund (the "Fund"). Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

PLAN BENEFITS

- ADD TO YOUR ACCOUNT

You may increase your shares in the Fund easily and automatically with the Plan.

- LOW TRANSACTION COSTS

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value. In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

- CONVENIENCE

You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the Plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to vankampen.com.

- SAFEKEEPING

Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping.

HOW TO PARTICIPATE IN THE PLAN

    If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name"--in the name of your brokerage firm, bank, or other financial institution--you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

    If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its net asset value

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

DIVIDEND REINVESTMENT PLAN continued

(NAV), you'll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1. PREMIUM If the Fund is trading at a premium--a market price that is higher than its NAV--you'll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you'll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2. DISCOUNT If the Fund is trading at a discount--a market price that is lower than its NAV--you'll pay the market price for your reinvested shares.

HOW TO ENROLL

    To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting vankampen.com, calling toll-free (800) 341-2929 or notifying us in writing at Van Kampen Closed End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the "record date," which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or distribution.

COSTS OF THE PLAN

    There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

TAX IMPLICATIONS

    The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

DIVIDEND REINVESTMENT PLAN continued

    Van Kampen does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

HOW TO WITHDRAW FROM THE PLAN

    To withdraw from the Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                 P.O. Box 43078
                           Providence, RI 02940-3078

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1. If you opt to continue to hold your non-certificated shares, they will be held by Computershare Trust Company N.A.

2. If you opt to sell your shares through Van Kampen, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions and a $2.50 service fee.

3. You may sell your shares through your financial advisor through the Direct Registration Systems ("DRS"). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

TO OBTAIN A COMPLETE COPY OF THE DIVIDEND REINVESTMENT PLAN, PLEASE CALL OUR CLIENT RELATIONS DEPARTMENT AT 800-341-2929 OR VISIT VANKAMPEN.COM.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

JERRY W. MILLER
President and Principal Executive Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

KEVIN KLINGERT
Vice President

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

SUBADVISER

AVENUE-EUROPE INTERNATIONAL MANAGEMENT, L.P.
535 Madison Avenue, 15th Floor
New York, New York 10022

CUSTODIAN

STATE STREET BANK
AND FUND COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE FUND COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of each Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (63)              Trustee      Trustee     Chairman and Chief             71       Trustee/Director/Managing
Blistex Inc.                                 since 2007  Executive Officer of                    General Partner of funds
1800 Swift Drive                                         Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                      health care products                    Director of the Heartland
                                                         manufacturer.                           Alliance, a nonprofit
                                                                                                 organization serving
                                                                                                 human needs based in
                                                                                                 Chicago. Board member of
                                                                                                 the Illinois
                                                                                                 Manufacturers'
                                                                                                 Association. Member of
                                                                                                 the Board of Visitors,
                                                                                                 Institute for the
                                                                                                 Humanities, University of
                                                                                                 Michigan.


VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (70)            Trustee      Trustee     Prior to January 1999,         71       Trustee/Director/Managing
33971 Selva Road                             since 2007  Chairman and Chief                      General Partner of funds
Suite 130                                                Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                     Allstate Corporation                    Director of Amgen Inc., a
                                                         ("Allstate") and Allstate               biotechnological company,
                                                         Insurance Company. Prior                and Valero Energy
                                                         to January 1995,                        Corporation, an
                                                         President and Chief                     independent refining
                                                         Executive Officer of                    company.
                                                         Allstate. Prior to August
                                                         1994, various management
                                                         positions at Allstate.

Rod Dammeyer (67)               Trustee      Trustee     President of CAC, L.L.C.,      71       Trustee/Director/Managing
CAC, L.L.C.                                  since 2007  a private company                       General Partner of funds
4350 La Jolla Village Drive                              offering capital                        in the Fund Complex.
Suite 980                                                investment and management               Director of Quidel
San Diego, CA 92122-6223                                 advisory services.                      Corporation, Stericycle,
                                                                                                 Inc. and Trustee of The
                                                                                                 Scripps Research
                                                                                                 Institute. Prior to
                                                                                                 February 2008, Director
                                                                                                 of Ventana Medical
                                                                                                 Systems, Inc. Prior to
                                                                                                 April 2007, Director of
                                                                                                 GATX Corporation. Prior
                                                                                                 to April 2004, Director
                                                                                                 of TheraSense, Inc. Prior
                                                                                                 to January 2004, Director
                                                                                                 of TeleTech Holdings Inc.
                                                                                                 and Arris Group, Inc.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy++ (60)       Trustee      Trustee     Prior to February 2008,        71       Trustee/Director/Managing
4939 South Greenwood                         since 2007  Managing Partner of                     General Partner of funds
Chicago, IL 60615                                        Heidrick & Struggles, an                in the Fund Complex.
                                                         international executive                 Trustee on the University
                                                         search firm. Prior to                   of Chicago Medical Center
                                                         1997, Partner of Ray &                  Board, Vice Chair of the
                                                         Berndtson, Inc., an                     Board of the YMCA of
                                                         executive recruiting                    Metropolitan Chicago and
                                                         firm. Prior to 1995,                    a member of the Women's
                                                         Executive Vice President                Board of the University
                                                         of ABN AMRO, N.A., a bank               of Chicago.
                                                         holding company. Prior to
                                                         1990, Executive Vice
                                                         President of The Exchange
                                                         National Bank.

R. Craig Kennedy (56)           Trustee      Trustee     Director and President of      71       Trustee/Director/Managing
1744 R Street, NW                            since 2007  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                     of the United States, an                in the Fund Complex.
                                                         independent U.S.                        Director of First Solar,
                                                         foundation created to                   Inc.
                                                         deepen understanding,
                                                         promote collaboration and
                                                         stimulate exchanges of
                                                         practical experience
                                                         between Americans and
                                                         Europeans. Formerly,
                                                         advisor to the Dennis
                                                         Trading Group Inc., a
                                                         managed futures and
                                                         option company that
                                                         invests money for
                                                         individuals and
                                                         institutions. Prior to
                                                         1992, President and Chief
                                                         Executive Officer,
                                                         Director and member of
                                                         the Investment Committee
                                                         of the Joyce Foundation,
                                                         a private foundation.

Howard J Kerr (72)              Trustee      Trustee     Prior to 1998, President       71       Trustee/Director/Managing
14 Huron Trace                               since 2007  and Chief Executive                     General Partner of funds
Galena, IL 61036                                         Officer of Pocklington                  in the Fund Complex.
                                                         Corporation, Inc., an                   Director of the Lake
                                                         investment holding                      Forest Bank & Trust.
                                                         company.                                Director of the Marrow
                                                                                                 Foundation.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (72)             Trustee      Trustee     President of Nelson            71       Trustee/Director/Managing
423 Country Club Drive                       since 2007  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                    Services, Inc., a                       in the Fund Complex.
                                                         financial planning
                                                         company and registered
                                                         investment adviser in the
                                                         State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc.,
                                                         a member of the Financial
                                                         Industry Regulatory
                                                         Authority ("FINRA"),
                                                         Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities
                                                         Rulemaking Board.
                                                         President of Nelson Sales
                                                         and Services Corporation,
                                                         a marketing and services
                                                         company to support
                                                         affiliated companies.

Hugo F. Sonnenschein (67)       Trustee      Trustee     President Emeritus and         71       Trustee/Director/Managing
1126 E. 59th Street                          since 2007  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                        University of Chicago and               in the Fund Complex.
                                                         the Adam Smith                          Trustee of the University
                                                         Distinguished Service                   of Rochester and a member
                                                         Professor in the                        of its investment
                                                         Department of Economics                 committee. Member of the
                                                         at the University of                    National Academy of
                                                         Chicago. Prior to July                  Sciences, the American
                                                         2000, President of the                  Philosophical Society and
                                                         University of Chicago.                  a fellow of the American
                                                                                                 Academy of Arts and
                                                                                                 Sciences.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (66)  Trustee      Trustee     Chief Communications           71       Trustee/Director/Managing
815 Cumberstone Road                         since 2007  Officer of the National                 General Partner of funds
Harwood, MD 20776                                        Academy of                              in the Fund Complex.
                                                         Sciences/National                       Trustee of Changing World
                                                         Research Council, an                    Technologies, Inc., an
                                                         independent, federally                  energy manufacturing
                                                         chartered policy                        company, since July 2008.
                                                         institution, from 2001 to               Director of Fluor Corp.,
                                                         November 2003 and Chief                 an engineering,
                                                         Operating Officer from                  procurement and
                                                         1993 to 2001. Prior to                  construction
                                                         1993, Executive Director                organization, since
                                                         of the Commission on                    January 2004. Director of
                                                         Behavioral and Social                   Intelligent Medical
                                                         Sciences and Education at               Devices, Inc., a symptom
                                                         the National Academy of                 based diagnostic tool for
                                                         Sciences/National                       physicians and clinical
                                                         Research Council. From                  labs. Director of the
                                                         1980 through 1989,                      Institute for Defense
                                                         Partner of Coopers &                    Analyses, a federally
                                                         Lybrand.                                funded research and
                                                                                                 development center,
                                                                                                 Director of the German
                                                                                                 Marshall Fund of the
                                                                                                 United States, Director
                                                                                                 of the Rocky Mountain
                                                                                                 Institute and Trustee of
                                                                                                 California Institute of
                                                                                                 Technology and the
                                                                                                 Colorado College.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE*

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (69)           Trustee      Trustee     Partner in the law firm        71       Trustee/Director/Managing
333 West Wacker Drive                        since 2007  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                        Meagher & Flom LLP, legal               in the Fund Complex.
                                                         counsel to funds in the                 Director of the Abraham
                                                         Fund Complex.                           Lincoln Presidential
                                                                                                 Library Foundation.

------------------------------------

+   See Table D below.

++ As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   EACH FUND           SERVED    DURING PAST 5 YEARS
Jerry W. Miller (47)          President and            Officer     President and Principal Executive Officer of funds in the
522 Fifth Avenue              Principal Executive      since 2008  Fund Complex since May 2008. President and Chief Executive
New York, NY 10036            Officer                              Officer of Van Kampen Investments since June 2008. Central
                                                                   Division Director for Morgan Stanley's Global Wealth
                                                                   Management Group from March 2006 to June 2008. Previously,
                                                                   Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Kevin Klingert (46)           Vice President           Officer     Vice President of funds in the Fund Complex since March
522 Fifth Avenue                                       since 2008  2008. Chief Operating Officer of the Fixed Income portion of
New York, NY 10036                                                 Morgan Stanley Investment Management Inc. since March 2008.
                                                                   Head of Global Liquidity Portfolio Management and co-Head of
                                                                   Liquidity Credit Research of Morgan Stanley Investment
                                                                   Management since December 2007. Managing Director of Morgan
                                                                   Stanley Investment Management Inc. from December 2007 to
                                                                   March 2008. Previously, Managing Director on the Management
                                                                   Committee and head of Municipal Portfolio Management and
                                                                   Liquidity at BlackRock from October 1991 to January 2007.
                                                                   Assistant Vice President municipal portfolio manager at
                                                                   Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46)          Vice President           Officer     Managing Director and General Counsel - U.S. Investment
522 Fifth Avenue                                       since 2007  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41)     Vice President           Officer     Managing Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2007  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   EACH FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (53)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza -- Suite     Officer                  since 2007  August 2004. Prior to August 2004, Director and Managing
100                                                                Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                         Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza -- Suite     and Treasurer            since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
100                                                                of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                         2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer for Northern Trust
                                                                   U.S. mutual fund complex.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 25, 2008, he was not aware of any violation by the Fund of NYSE corporate governance listing standards.

The certifications by the Fund's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Fund's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Dynamic Credit Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Dynamic Credit Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Dynamic Credit Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                        All rights reserved. Member FINRA/SIPC

                                                                   VTAANN 9/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-04715P-Y07/08

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and the general counsel's designee set forth in Exhibit C was amended in January 2008. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)  Not applicable.

(e)  Not applicable.

(f)

     (1)  The Fund's Code of Ethics is attached hereto as Exhibit 12(1).

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2008

                               REGISTRANT     COVERED ENTITIES(1)
                               ----------     -------------------
AUDIT FEES .................      $81,255              N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES ......      $     0         $215,000(2)
   TAX FEES ................      $ 3,000(3)      $      0
   ALL OTHER FEES ..........      $     0         $      0
TOTAL NON-AUDIT FEES .......      $ 3,000         $215,000
TOTAL ......................      $84,255         $215,000

2007

                               REGISTRANT     COVERED ENTITIES(1)
                               ----------     -------------------
AUDIT FEES .................      $76,675              N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES ......      $     0         $211,000(2)
   TAX FEES ................      $ 2,575(3)      $      0
   ALL OTHER FEES ..........      $     0         $      0
TOTAL NON-AUDIT FEES .......      $ 2,575         $211,000
TOTAL ......................      $79,250         $211,000

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1. STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2. DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3. AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4. AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5. TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6. ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8. PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9. ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10. COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer

(b)  Not applicable.

Item 6. Schedule of Investments.

(a)  Please refer to Item #1.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund's and its investment advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

     -    Approval of financial statements and auditor reports.

     - General updating/corrective amendments to the charter, articles of association or bylaws.

     - Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

          a. We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

               i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

               ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

          b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

          c. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

          d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

          e. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

          f. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

          g. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

     6. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

     7. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

     8. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     9. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

     10. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review

Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN CAPITAL STRUCTURE.

     1.   We generally support the following:

          - Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

          - Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

          - Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

          - Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

          - Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Management proposals to effect stock splits.

          - Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          -    Management proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

          - Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

          -    Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

     5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1.   We generally support the following proposals:

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

     3. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

     4. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund ("VK Fund") sub advised by Avenue Europe International Management, L.P. ("Avenue"). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM's Policy.)

     1. Generally: With respect to Avenue's portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser's involvement in the voting process of Avenue's portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue's portion of the Fund.

     2. Voting Guidelines: All proxies, with respect to Avenue's portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM's Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board's authority.

               Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

                  VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

                         VAN KAMPEN SENIOR INCOME TRUST

                                 FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Adviser's Senior Loan Group, which currently includes Howard Tiffen, Senior Adviser of the Adviser, Philip Yarrow, Executive Director and portfolio manager of the Adviser, Gerard Fogarty, Vice President and assistant portfolio manager of the Adviser, and Jeffrey Scott, Vice President and assistant portfolio manager of the Adviser. Mr. Yarrow is primarily responsible for the day-to-day management of the Fund.

Mr. Tiffen joined the Adviser in 1999 and is currently associated with the Adviser and members of the Senior Loan Group in a senior adviser capacity. Mr. Yarrow joined the Adviser in 2005 and began managing the Fund in July 2008. Prior to joining the Adviser in 2005, Mr. Yarrow was a credit analyst and a portfolio manager at Bank One/JPMorgan. Mr. Fogarty joined the Adviser in 2007 and began managing the Fund in July 2008. From 2003 to 2007 and prior to joining the Adviser, Mr. Fogarty was employed by JP Morgan and held a number of positions including Director in the financial institutions group, and, most recently as a Credit Executive in the commercial real estate group. Prior to joining JP Morgan, Mr. Fogarty was employed as an Associate in the financial institutions group at Bank of America. Mr. Scott joined the Adviser in 2005 and began managing the Fund in July 2008. Prior to joining the Adviser, Mr. Scott was employed by State Farm Insurance Companies where he served as an Assistant Vice President in the Mutual Fund Group responsible for product development and strategy as well as a Regional Vice President for Sales for the Financial Services Division.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of July 31, 2008, Mr. Tiffen managed six registered investment companies with a total of approximately $6 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $597.7 million in assets.

As of July 31, 2008, Phillip Yarrow managed three registered investment companies with a total of approximately $4.3 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of July 31, 2008, Gerard Fogarty managed three registered investment companies with a total of approximately $4.3 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of July 31, 2008, Jeffrey Scott managed three registered investment companies with a total of approximately $4.3 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGERS COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    Cash Bonus;

- Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio manager in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Manager" above. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of July 31, 2008, the portfolio managers did not own any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Dynamic Credit Opportunities Fund


By: /s/ Jerry W. Miller
    ----------------------------------
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: September 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Jerry W. Miller
    ----------------------------------
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: September 18, 2008


By: /s/ Stuart N. Schuldt
    ----------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: September 18, 2008